SUPPLEMENT TO THE PROSPECTUS OF

TCW GALILEO FUNDS, INC.

Dated: March 1, 2004

The TCW Galileo Technology Fund is closed to new investors and additional share purchases effective October 8, 2004.

October 4, 2004

GALnp1004